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________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                            ------------------------

                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                            ------------------------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(b)(2) _________
                            ------------------------

                            THE CHASE MANHATTAN BANK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

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
                           NEW YORK                                                       13-4994650
                   (STATE OF INCORPORATION                                             (I.R.S. EMPLOYER
                   IF NOT A NATIONAL BANK)                                           IDENTIFICATION NO.)

                       270 PARK AVENUE
                      NEW YORK, NEW YORK                                                    10017
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                       (ZIP CODE)
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                               WILLIAM H. MCDAVID
                                GENERAL COUNSEL
                                270 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                              TEL: (212) 270-2611
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                            ------------------------

                          TIME WARNER COMPANIES, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

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
                           DELAWARE                                                       13-1388520
               (STATE OR OTHER JURISDICTION OF                                         (I.R.S. EMPLOYER
                INCORPORATION OR ORGANIZATION)                                       IDENTIFICATION NO.)

                     75 ROCKEFELLER PLAZA
                      NEW YORK, NEW YORK                                                    10019
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                       (ZIP CODE)
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                            ------------------------

                                TIME WARNER INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN THIS CHARTER)

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
                           DELAWARE                                                       13-3527249
               (STATE OR OTHER JURISDICTION OF                                         (I.R.S. EMPLOYER
                INCORPORATION OR ORGANIZATION)                                       IDENTIFICATION NO.)

                     75 ROCKEFELLER PLAZA
                      NEW YORK, NEW YORK                                                    10019
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                       (ZIP CODE)
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                            ------------------------

               DEBT SECURITIES AND GUARANTEES OF DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

________________________________________________________________________________



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                                    GENERAL

ITEM 1. GENERAL INFORMATION.

     Furnish the following information as to the trustee:

        (a)
         Name and address of each examining or supervising authority to which it is subject.

         New York State Banking Department, State House, Albany, New York 12110.

         Board of Governors of the Federal Reserve System, Washington, D.C.,
         20551

         Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

         Federal Deposit Insurance Corporation, Washington, D.C., 20429.

          (b) Whether it is authorized to exercise corporate trust powers.

              Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

ITEM 16. LIST OF EXHIBITS.

     List below all exhibits filed as a part of this Statement of Eligibility.

          1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

          2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

          4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

          5. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

          8. Not applicable.

          9. Not applicable.

                                       2



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                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 8th day of October, 1997.

                                          THE CHASE MANHATTAN BANK

                                          By           /S/ R. LORENZEN
                                              ..................................

                                                        R. LORENZEN
                                                    SENIOR TRUST OFFICER

                                       3



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                             EXHIBIT 7 TO FORM T-1
                                BANK CALL NOTICE
                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF
                            THE CHASE MANHATTAN BANK
                  OF 270 PARK AVENUE, NEW YORK, NEW YORK 10017
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES,
                    A MEMBER OF THE FEDERAL RESERVE SYSTEM,
                   AT THE CLOSE OF BUSINESS JUNE 30, 1997, IN
        ACCORDANCE WITH A CALL MADE BY THE FEDERAL RESERVE BANK OF THIS
        DISTRICT PURSUANT TO THE PROVISIONS OF THE FEDERAL RESERVE ACT.

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
                                                                                                   DOLLAR AMOUNTS
                                                                                                    IN MILLIONS
                                                                                                   --------------

                                       ASSETS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin........................................       $ 13,892
     Interest-bearing balances.................................................................          4,282
Securities:
     Held to maturity securities...............................................................          2,857
     Available for sale securities.............................................................         34,091
     Federal funds sold and securities purchased under agreements to resell....................         29,970
Loans and lease financing receivables:
     Loans and leases, net of unearned income.......................................   $124,827
     Less: Allowance for loan and lease losses......................................      2,753
     Less: Allocated transfer risk reserve..........................................         13
                                                                                       --------
     Loans and leases, net of unearned income, allowance, and reserve..........................        122,061
Trading Assets.................................................................................         56,042
Premises and fixed assets (including capitalized leases).......................................          2,904
Other real estate owned........................................................................            306
Investments in unconsolidated subsidiaries and associated companies............................            232
Customers' liability to this bank on acceptances outstanding...................................          2,092
Intangible assets..............................................................................          1,532
Other assets...................................................................................         10,448
                                                                                                   --------------
          TOTAL ASSETS.........................................................................       $280,709
                                                                                                   --------------
                                                                                                   --------------
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                                       4



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
                                                                                                    DOLLAR AMOUNTS
                                                                                                     IN MILLIONS
                                                                                                    --------------

                                          LIABILITIES
Deposits
     In domestic offices........................................................................       $ 91,249
     Noninterest-bearing..............................................................   $38,157
     Interest-bearing.................................................................    53,092
                                                                                         -------

     In foreign offices, Edge and Agreement subsidiaries, and IBF's.............................         70,192
     Noninterest-bearing..............................................................   $ 3,712
     Interest-bearing.................................................................    66,480

Federal funds purchased and securities sold under agreements to repurchase......................         35,185
Demand notes issued to the U.S. Treasury........................................................          1,000
Trading liabilities.............................................................................         42,307
Other borrowed money (includes mortgage indebtedness and obligations under calitalized leases):
     With a remaining maturity of one year or less..............................................          4,593
     With a remaining maturity of more than one year through three years........................            260
     With a remaining maturity of more than three years.........................................            146
Bank's liability on acceptances executed and outstanding........................................          2,092
Subordinated notes and debentures...............................................................          5,715
Other liabilities...............................................................................         11,373
          TOTAL LIABILITIES.....................................................................        264,112
                                                                                                    --------------

                                    EQUITY CAPITAL
Perpetual preferred stock and related surplus...................................................              0
Common stock....................................................................................          1,211
Surplus (exclude all surplus related to preferred stock)........................................         10,283
Undivided profits and capital reserves..........................................................          5,280
Net unrealized holding gains (losses) on available-for-sale securities..........................           (193)
Cumulative foreign currency translation adjustments.............................................             16
          TOTAL EQUITY CAPITAL..................................................................         16,597
                                                                                                    --------------
          TOTAL LIABILITIES AND EQUITY CAPITAL..................................................       $280,709
                                                                                                    --------------
                                                                                                    --------------
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                            ------------------------

     I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


JOSEPH L. SCLAFANI


     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

WALTER V. SHIPLEY
THOMAS G. LABRECQUE                            Directors
WILLIAM B. HARRISON, JR.


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